UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 8, 2019

ION Geophysical Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	1-12691 (Commission file number)	22-2286646 (I.R.S. Employer Identification No.)

2105 CityWest Blvd, Suite 100
Houston, Texas 77042-2855
(Address of principal executive offices, including Zip Code)
(281) 933-3339
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	IO	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events
ION Geophysical Corporation (the “Company”) is filing this Current Report on Form 8-K to recast certain previously reported amounts to reflect a change in segment reporting with respect to financial information contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 filed on February 7, 2019 (the “2018 Form 10-K”). The information included in this Current Report on Form 8-K does not in any way restate or revise the financial position, results of operations, cash flows or stockholders’ equity in any previously reported Consolidated Balance Sheets, Consolidated Statements of Operations, Consolidated Statements of Comprehensive Loss, Consolidated Statements of Stockholders’ Equity or Consolidated Statements of Cash Flows for the Company. Neither this Form 8-K nor the Exhibits hereto reflect any events occurring after February 7, 2019 or modify or update the disclosures in the 2018 Form 10-K that may be affected by subsequent events except for the change in segment reporting described below. Accordingly, this Form 8-K should be read in conjunction with the 2018 Form 10-K and the Company’s subsequent filings made with the Securities and Exchange Commission.
During the first quarter of 2019, the Company consolidated its operating segments from three to two, eliminating the separate presentation of the Ocean Bottom Integrated Technologies segment. Accordingly, effective for the first quarter of 2019, the Company evaluates and reviews its results of operations based on two reporting segments: E&P Technology & Services and Operations Optimization.
Filing this Current Report on Form 8-K is a prerequisite to a Form S-3 “shelf” registration statement that the Company plans to file on today’s date, to replace the Company’s current shelf (which expires in December of this year).

Item 9.01.    Financial Statements and Exhibits
(a)    Financial statements of businesses acquired.
Not applicable.
(b)    Pro forma financial information.
Not applicable.
(c)    Shell company transactions.
Not applicable.
(d)    Exhibits.

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Exhibit Number	Description

23.1	Consent of Grant Thornton LLP

99.1
Revised Part I—Item 1. “Business” and Item 1A. “Risk Factors” and Revised Part II—Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and Item 8. “Financial Statements and Supplementary Data” of ION Geophysical Corporation’s Annual Report on Form 10-K for the year ended December 31, 2018.

101
The following materials are formatted in Extensible Business Reporting Language (XBRL): (i) Consolidated Balance Sheets at December 31, 2018 and 2017, (ii) Consolidated Statements of Operations for the years ended December 31, 2018, 2017 and 2016, (iii) Comprehensive Loss for the years ended December 31, 2018, 2017 and 2016, (iv) Consolidated Statements of Cash Flows for the years ended December 31, 2018, 2017 and 2016, (v) Consolidated Statements of Stockholders’ Equity for the years ended December 31, 2018, 2017 and 2016 and (vi) Footnotes to Consolidated Financial Statements.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 8, 2019

ION GEOPHYSICAL CORPORATION

By:	/s/ Matthew Powers
Matthew Powers
Executive Vice President, General Counsel and Corporate Secretary

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